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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                                  JULY 5, 2000

                             ADVANCE PARADIGM, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                   0-21447                   75-2493381
(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)

                                5215 N. O'CONNOR
                                   SUITE 1600
                               IRVING, TEXAS 75039
              (Address and Zip Code of Principal Executive Offices)

                                 (469) 420-6000
              (Registrant's telephone number, including area code)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     This Form 8-K/A is being filed to amend the Form 8-K filed on July 19, 2000, and amended on September 18, 2000, by Advance Paradigm, Inc. (the "COMPANY") to include additional financial statements and pro forma financial information referred to in Item 7 below relating to the acquisition of First Florida International Holdings, Inc. ("FFI"), Phoenix Communications International, Inc., Innovative Pharmaceutical Strategies, Inc., HMN Health Services, Inc., and Mature Rx Plus of Nevada, Inc. (collectively the "ACQUIRED COMPANIES") pursuant to an Agreement and Plan of Merger and Reorganization, dated July 5, 2000 (the "MERGER AGREEMENT").

ITEM 5. OTHER EVENTS.

     This Form 8-K/A is also being filed to amend the Form 8-K filed on July 19, 2000, and amended on September 18, 2000, by the Company to include the Selected Supplemental Consolidated Financial Data, Supplemental Consolidated Management's Discussion and Analysis of Financial Condition, and Results of Operations and Supplemental Consolidated Financial Statements relevant to the acquisition of the Acquired Companies pursuant to the Merger Agreement referred to in Item 7 below relating to the aquisition of FFI.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

     The following financial statements and unaudited pro forma condensed combined financial information are being provided in accordance with the instructions to this item.

     (a) Financial Statements of Businesses Acquired.

             Audited Financial Statements of FFI Health Services

             Report of Independent Public Accountants

             Combined Balance Sheet as of March 31, 2000

             Combined Statement of Operations for the Year Ended March 31, 2000

             Combined Statement of Stockholders' Equity for the Year Ended March 31, 2000

             Combined Statement of Cash Flows for the Year Ended March 31, 2000

             Notes to Combined Financial Statements

             Unaudited Condensed Combined Balance Sheet as of June 30, 2000

             Unaudited Condensed Combined Statement of Operations for the Three Months Ended June 30, 2000

             Unaudited Condensed Combined Statement of Cash flows for the Three Months Ended June 30, 2000

             Notes to the Unaudited Condensed Combined Financial Statements



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     (b) Pro Forma Financial Information.

             Unaudited Pro Forma Financial Statements

             Unaudited Pro Forma Condensed Combined Financial Information

             Unaudited Pro Forma Condensed Combined Statement of Operations for the Years Ended March 31, 1998, 1999, and 2000

             Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended June 30, 2000

             Notes to the Unaudited Pro Forma Condensed Combined Statement of Operations

             Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2000

             Notes to the Unaudited Pro Forma Condensed Combined Balance Sheet

     (c) Supplemental Consolidated Financial Statements of the Registrant.

             Selected Supplemental Consolidated Financial Data

             Supplemental Consolidated Management's Discussion and Analysis of Financial Condition and Results of Operations

             Report of Independent Public Accountants

             Supplemental Consolidated Balance Sheets as of March 31, 1999 and 2000, and June 30, 2000 (unaudited)

             Supplemental Consolidated Statements of Operations for fiscal years ended March 31, 1998, 1999, and 2000, and for the three month periods ended June 30, 1999 and 2000 (unaudited)

             Supplemental Consolidated Statements of Stockholders' Equity for the fiscal years ended March 31, 1998, 1999, and 2000

             Supplemental Consolidated Statements of Cash Flows for the fiscal years ended March 31, 1998, 1999 and 2000 and for the three-month periods June 30, 1999 and 2000 (unaudited)

             Notes to Supplemental Consolidated Financial Statements

             Report of Independent Public Accountants on Financial Statement Schedule

             Schedule II. Valuation and Qualifying Accounts for the fiscal years Ended March 31, 1998, 1999, and 2000

     (d) Exhibits.
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    EXHIBIT
    NUMBER       DESCRIPTION OF EXHIBITS

     2.1 Agreement and Plan of Merger and Reorganization, dated July 5, 2000 (filed as Exhibit 2.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on July 19, 2000, and incorporated herein by reference).

    23.1*        Consent of Independent Public Accountants.

    99.1* Audited financial statements of FFI Health Services as of March 31, 2000, and for the year then ended, and as of June 30, 2000 (unaudited), and for the three months ended June 30, 2000 (unaudited), and certain unaudited Pro Forma financial data.

    99.2* Supplemental Selected Consolidated Five Year Summary Financial Data, Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations, Supplemental Consolidated Financial Statements of the Company and its subsidiaries for the three-year period ended March 31, 2000, for the three months ended June 30, 2000 (unaudited), and Supplemental Schedule II, Valuation and Qualifying Accounts for the three-year period ended March 31, 2000.

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     * Filed herewith

                           [SIGNATURE PAGE TO FOLLOW]



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCE PARADIGM, INC.

Date: October 26, 2000                 By: /s/ David D. Halbert
                                           -------------------------------------
                                       Name:  David D. Halbert
                                       Title: Chairman of the Board and Chief
                                              Executive Officer



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                               INDEX TO EXHIBITS

    EXHIBIT
    NUMBER       DESCRIPTION
    ------       -----------

     2.1         Agreement and Plan of Merger and Reorganization, dated July 5,
                 2000 (filed as Exhibit 2.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on July 19, 2000, and incorporated herein by reference).

    23.1*        Consent of Independent Public Accountants.

    99.1*        Audited financial statements of FFI Health Services as of March
                 31, 2000, and for the year then ended, and as of June 30, 2000
                 (unaudited), and for the three months ended June 30, 2000
                 (unaudited), and certain unaudited Pro Forma financial data.

    99.2*        Supplemental Selected Consolidated Five Year Summary Financial
                 Data, Supplemental Management's Discussion and Analysis of
                 Financial Condition and Results of Operations, Supplemental
                 Consolidated Financial Statements of the Company and its subsidiaries for the three-year period ended March 31, 2000, for the three months ended June 30, 2000 (unaudited), and Supplemental Schedule II, Valuation and Qualifying Accounts for the three-year period ended March 31, 2000.

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     * Filed herewith